UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

Amendment No. 1
FORM 8-K/A

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): December 27, 2013

Jones Soda Co.

(Exact Name of Registrant as Specified in Its Charter)

Washington

(State or Other Jurisdiction of Incorporation)

0-28820	52-2336602
(Commission File Number)	(IRS Employer Identification No.)

1000 First Avenue South, Suite 100, Seattle, Washington	98134
(Address of Principal Executive Offices)	(Zip Code)

(206) 624-3357

(Registrant's Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

¨Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

¨Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

¨Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

¨Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

We are filing Amendment to our Current Report on Form 8-K, originally filed with the Commission on January 3, 2014 (the “Original Report”), for the sole purpose of re-filing revised redacted copies of Exhibits 10.1, 10.3 and 10.5, in response to comments we received from the SEC on our application for confidential treatment for those Exhibits.  Other than re-filing these three Exhibits, no part of the Original Report is being amended. This Amendment does not purport to amend, update, modify or restate any other information or disclosure included in the Original Report or reflect any events that have occurred after the initial filing date of the Original Report.  Accordingly, this Form 8-K/A should be read in conjunction with our other filings made with the Securities and Exchange Commission subsequent to the filing of the Original Report, including any amendments to those filings. The filing of this Amendment shall not be deemed an admission that the Original Report when made included any untrue statement of a material fact or omitted to state a material fact necessary to make a statement not misleading.

Item 1.01 Entry into a Material Definitive Agreement.

On December 27, 2013, Jones Soda Co. (the "Company") entered into a revolving secured credit facility (the "Loan Facility") with BFI Business Finance (the "Lender"), pursuant to which the Company, through two of its wholly owned subsidiaries, Jones Soda (Canada) Inc. and Jones Soda Co. (USA) Inc. (together, the "Subsidiaries"), may borrow a maximum aggregate amount of up to $2,000,000 (the "Maximum Amount"), subject to satisfaction of certain conditions. All present and future obligations of the Subsidiaries arising under the Loan Facility are guaranteed by the Company and are secured by a first priority security interest in all of the assets of the Company and the Subsidiaries and proceeds thereof, including accounts receivable, inventory, equipment and intellectual property.

The Loan Facility provides that, from time to time, the Subsidiaries may request advances equal to the lesser of: (a) $2,000,000,  or (b) the Borrowing Base which is the sum of and in the following priority (i) 85% of eligible U.S. accounts receivable, plus (ii) 35% of finished goods inventory not to exceed $300,000, plus (iii) 50% of eligible Canadian accounts receivable not to exceed $300,000, subject to any reserve amount established by the Lender. Annual interest on unpaid advances under the Loan Facility is equal to the Prime Rate plus 2.00%, where Prime may not be less than 4.00%, and a monthly loan fee of 0.15% will be payable to the Lender monthly on the daily loan balance. The Loan Facility has an initial term of one year which automatically extends for successive one-year terms unless either party gives at least 30 days' prior written notice of its intent to terminate the Loan Facility at the end of the then current term.  The Lender has the right to terminate the Loan Facility upon 120 days’ prior written notice.

The Loan Facility contains restrictions on the Subsidiaries' and the Company’s ability to, among other things, dispose of certain assets, engage in certain mergers and acquisition transactions and create liens on assets. The Loan Facility contains events of default that include, among other things, default by the Subsidiaries on any payment or other obligations under the Loan Facility, default by the Subsidiaries or the Company on any other indebtedness for borrowed funds, adverse changes in the Subsidiaries' or the Company’s business or financial condition, bankruptcy or insolvency, a change of control of the Subsidiaries, default or termination of any material third party agreement, and default by the Company on its obligations as guarantor. The occurrence of an event of default would increase the applicable rate of interest by 3% and could result in the acceleration of the Subsidiaries' obligations under the Loan Facility. The Subsidiaries paid an aggregate fee in the amount of $7,500 upon entry into the Loan Facility, with an additional $7,500 payable on July 1, 2014.

The foregoing description of the Loan Facility does not purport to be complete and is qualified in its entirety by reference to Loan and Security Agreement dated as of December 27, 2013, by and among the Subsidiaries and the Lender, the General Continuing Guaranty dated as of December 27, 2013, made by the Company for the benefit of the Lender, and related security agreements entered into in connection therewith, copies of which are attached as an exhibit to this Current Report and incorporated herein by reference.

The Loan Facility with the Lender replaces the Company’s prior loan facility with Access Business Finance LLC that expired on December 27, 2013.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth in Item 1.01 above is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.		Description
10.1 ++	**	Loan and Security Agreement dated as of December 27, 2013, by and between Jones Soda Co. (USA) Inc., and JONES SODA (CANADA) INC., and BFI Business Finance.
10.2

General Continuing Guaranty dated as of December 27, 2013, made by Jones Soda Co. in favor of BFI Business Finance.  (Previously filed with, and incorporated herein by reference to, Exhibit 10.2 to our current report on Form 8-K, filed January 3, 2014; File No. 000-28820.)

10.3 ++	**	Intellectual Property Security Agreement dated as of December 27, 2013, by and between Jones Soda Co. and BFI Business Finance.
10.4

Security Agreement dated as of December 27, 2013, by and between Jones Soda Co. and BFI Business Finance.  (Previously filed with, and incorporated herein by reference to, Exhibit 10.4 to our current report on Form 8-K, filed January 3, 2014; File No. 000-28820.)

10.5 ++	**	Intellectual Property Security Agreement dated as of December 27, 2013, by and between Jones Soda Co. (USA) Inc. and JONES SODA (CANADA) INC. and BFI Business Finance.

**Filed herewith

++Portions of the marked exhibit have been omitted pursuant to a request for confidential treatment filed with the SEC.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

JONES SODA CO. (Registrant)

April 8, 2014	By:	/s/ Carrie L. Traner
Carrie L. Traner, Vice President of Finance

Exhibit Index

Exhibit No.		Description
10.1 ++	**	Loan and Security Agreement dated as of December 27, 2013, by and between Jones Soda Co. (USA) Inc., and JONES SODA (CANADA) INC., and BFI Business Finance.
10.2

General Continuing Guaranty dated as of December 27, 2013, made by Jones Soda Co. in favor of BFI Business Finance.    (Previously filed with, and incorporated herein by reference to, Exhibit 10.2 to our current report on Form 8-K, filed January 3, 2014; File No. 000-28820.)

10.3 ++	**	Intellectual Property Security Agreement dated as of December 27, 2013, by and between Jones Soda Co. and BFI Business Finance.
10.4

Security Agreement dated as of December 27, 2013, by and between Jones Soda Co. and BFI Business Finance.    (Previously filed with, and incorporated herein by reference to, Exhibit 10.4 to our current report on Form 8-K, filed January 3, 2014; File No. 000-28820.)

10.5 ++	**	Intellectual Property Security Agreement dated as of December 27, 2013, by and between Jones Soda Co. (USA) Inc. and JONES SODA (CANADA) INC. and BFI Business Finance.

**Filed herewith

++Portions of the marked exhibit have been omitted pursuant to a request for confidential treatment filed with the SEC.